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                                                                    EXHIBIT 10.4


                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT ("AGREEMENT") is made and entered into as of March 22, 2002, by and among Excalibur Holdings, Inc., a Texas corporation (the "COMPANY"), Seneca Capital, L.P., a Delaware limited partnership ("SENECA LP"), Seneca Capital International, Ltd., a corporation organized under the laws of the Cayman Islands ("SENECA INTERNATIONAL") (who are collectively referred to as "SENECA"), and such other persons who may execute this Agreement and are listed on SCHEDULE 1.

                                    RECITALS

         WHEREAS, concurrently with the execution of this Agreement, the Company has entered into a Series B Preferred Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), pursuant to which the Company has agreed to issue and sell shares of the Company's Series B Convertible Preferred Stock, $.001 par value per share (the "SERIES B PREFERRED STOCK"), to the purchasers signatory to the Purchase Agreement, to the extent and in such amounts as set forth therein.

         WHEREAS, concurrently with the execution of this Agreement, the Holders (as defined herein) will receive warrants (the "WARRANTS") to purchase an aggregate of three hundred sixty thousand (360,000) shares of the Company's common stock, $.001 par value per share (the "COMMON STOCK").

         WHEREAS, this Agreement is being entered into pursuant to Section 7.8 of the Purchase Agreement.

         WHEREAS, as a condition to the obligations of the Holders under the Purchase Agreement, the Company has agreed to grant the registration rights with respect to the Registrable Common (as defined herein) pursuant to this Agreement on the terms and conditions set forth herein.

         WHEREAS, certain capitalized terms used herein without definition have the meanings specified in the Purchase Agreement or Section 1 herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Holders hereby acknowledge and agree as follows:

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SECTION 1. DEFINITIONS.

         As used in this Agreement, the following capitalized terms, not otherwise defined in the Purchase Agreement, shall have the meanings as set forth herein:

         1.1. "AFFILIATE" of any Person means any Person who controls, is controlled by or is under common control with any other Person or Persons. For the purposes of this definition, "control" has the meaning specified as of the date of this Agreement for that word in Rule 405 promulgated by the Commission under the Securities Act.

         1.2. "BOARD" means the Board of Directors of the Company.

         1.3. "COMMISSION" means the United States Securities and Exchange Commission, and any successor thereto.

         1.4. "COMMON STOCK" means the Company's common stock, $.001 par value.

         1.5. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

         1.6. "HOLDERS" means (a) holders as of the date of this Agreement of Series B Preferred Stock, each of whom is a party to this Agreement, (b) any subsequent legal or beneficial owner of Series B Preferred Stock or Registrable Common who has become a party to this Agreement in accordance with Section 11 of this Agreement.

         1.7. "MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, prospects, assets, properties, or financial condition of the Company (or the Public Company).

         1.8. "PERSON" includes all natural persons, corporations, business trusts, associations, limited liability companies, partnerships, joint ventures, governments, agencies, political subdivisions and other entities of whatever nature.

         1.9. "PUBLIC COMPANY" shall mean a corporation (a) which issues securities to the holders of outstanding shares of capital stock of the Corporation in connection with (i) a merger, acquisition, or consolidation of the Corporation into or with such corporation (or an Affiliate thereof), or (ii) any sale, lease, license (on an exclusive basis) or transfer by the Corporation of all or substantially all its assets to such corporation (or an Affiliate thereof), and (b) whose business operations were dormant immediately before such merger, acquisition, consolidation, sale, lease, license, or transfer.

         1.10. "PUBLIC COMPANY BOARD" means the Board of Directors of the Public Company.

         1.11. "PUBLIC COMPANY COMMON STOCK" shall mean the common stock of the Public Company.

         1.12. "PUBLIC COMPANY SERIES B PREFERRED STOCK" shall have the meaning set forth in the definition of "Reorganization" below.

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         1.13. "PURCHASE AGREEMENT" has the meaning specified in the Recitals.

         1.14. "REGISTRABLE COMMON" means (a) any shares of Public Company Common Stock which have been issued or are issuable upon the conversion of the Public Company Series B Preferred Stock or upon exercise of the Warrants, (b) any shares of Public Company Common Stock which have been issued in the Reorganization in exchange for Series B Preferred Stock or Common Stock which was issued upon the conversion of the Series B Preferred Stock or upon exercise of the Warrants, and (c) any share of Public Company Common Stock issued as a dividend, stock split, reclassification, recapitalization or other distribution with respect to or in exchange for or replacement of any Registrable Common; provided, however, that shares of Public Company Common Stock shall no longer be Registrable Common (i) when they shall have been effectively registered under the Securities Act and sold by the Holder thereof in accordance with such registration or sold by the Holder pursuant to Section 4(1) of the Securities Act or Rule 144, or (ii) when registration under the Securities Act would no longer be required for the immediate public distribution of such shares of Public Company Common Stock as a result of the provisions of Rule 144.

         1.15. "REGISTER," "REGISTERED" AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such Registration Statement.

         1.16. "REORGANIZATION" shall mean the merger, acquisition, or consolidation of the Corporation into or with the Public Company (or an Affiliate thereof), or any sale, lease, license (on an exclusive basis) or transfer by the Corporation of all or substantially all its assets to the Public Company (or an Affiliate thereof), in each case which results in (a) the conversion or exchange of all shares of Series B Preferred Stock into or for all shares of a series of preferred stock of the Public Company (the "PUBLIC COMPANY SERIES B PREFERRED STOCK") that has rights, preferences and privileges which are substantially similar to those of the Series B Preferred Stock, (b) the exchange of all other outstanding shares of capital stock of the Corporation for similar capital stock of the Public Company, (c) the shareholders of the Corporation (including the holders of Common Stock, the holders of Series A Preferred Stock on an as-if converted basis, the holders of the Series B Preferred Stock on an as-if converted basis, and the holders of Convertible Securities on an fully diluted, as-if converted basis) immediately prior to the transaction own at least eighty percent (80%) of the then outstanding shares of capital stock (on a fully diluted, as-if converted basis) of the Public Company immediately after the transaction, and (d) the Public Company becoming subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, with respect to the Public Company Common Stock.

         1.17. "RULE 144" means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any successor rule thereto.

         1.18. "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

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         1.19. "SERIES A PREFERRED STOCK" means the Company's Series A
Convertible Preferred Stock, $.001 par value per share, any shares of Series A Preferred Stock issued in payment of a dividend upon any share of Series A Preferred Stock, and any other capital stock issued as a dividend or other distribution with respect to, or in replacement of, any Series A Preferred Stock.

         1.20. "SERIES B PREFERRED STOCK" means the Company's Series B Preferred Stock (which includes the shares of Series B Preferred Stock issued pursuant to the Purchase Agreement) and any shares of Series B Preferred Stock issued in payment of a dividend upon any share of Series B Preferred Stock, and any other capital stock issued as a dividend or other distribution with respect to, or in replacement of, any Series B Preferred Stock.

         1.21. "WARRANTS" has the meaning specified in the Recitals.

SECTION 2. REGISTRATION RIGHTS.

         2.1. REQUIRED REGISTRATION.

                  2.1.1. Subject to the limitations and requirements set forth in this Section 2.1, as soon as practicable after the closing date of the Reorganization, but in no event more than forty-five (45) days after the closing date of the Reorganization, the Company (or the Public Company) shall prepare and file a Registration Statement under the Securities Act, covering the Registrable Common, and shall use its best efforts to cause such Registration Statement to become effective as soon as is practicable.

                  2.1.2. If the Company (or the Public Company) shall furnish to each Holder within thirty (30) days after the closing of the Reorganization a certificate signed by the President of the Company (or the Public Company) stating that, in the good faith judgment of the Board (or the Public Company Board) it would be seriously detrimental to, and have a Material Adverse Effect on, the Company (or the Public Company) and its shareholders for such Registration Statement to be filed as required in Section 2.1.1 and it is therefore essential to defer the filing of such Registration Statement, the Company (or the Public Company) shall have the right to defer such filing for a period ending not later than ninety (90) days from the date of such certification. Except in the event of a stop order contemplated by
         Section 3.9, the Company (or the Public Company) may delay the registration required by this Section 2.1 not more than once.

                  2.1.3. If the Holders intend to distribute the Registrable Common covered by the Registration Statement by means of an underwriting, a majority in interest of the Holders shall execute a notice indicating such intent and submit such notice to the Company (or the Public Company). The Company (or the Public Company) shall select the underwriter, with the approval of a majority in interest of the Holders, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Holders in writing that marketing factors require reducing the number of shares to be underwritten, then the number of shares of Registrable Common included in the underwriting shall be reduced pro rata among all participating Holders in proportion (as nearly as practicable) to the amount of Registrable Common owned by each Holder; provided, however that such reduction shall be made only


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         if all other securities to be included (other than the Registrable
         Common) already have been entirely excluded from the underwriting. Nothing in this Section 2.1.3 shall prohibit a Holder whose shares have been reduced in such underwriting from reselling such Holder's shares outside of the underwriting if the Registration Statement is effective, no stop order contemplated by Section 3.9 has been issued, and such Holder has not received a notice to discontinue under Section 9.

                  2.1.4. The Holders acknowledge that the Registration Statement will cover any shares of Common Stock (or Public Company Common Stock) where the holder of such shares have previously been granted registration rights with respect to such shares.

         2.2. INCIDENTAL REGISTRATION.

                  2.2.1. Each time the Company (or the Public Company) shall determine to proceed with the actual preparation and filing of a Registration Statement under the Securities Act in connection with the proposed offer and sale for cash of any of its equity securities for its own account or the account of any of its security holders (other than pursuant to Section 2.1 or a registration on Form S-8 or Form S-4 or their equivalents), the Company (or the Public Company) shall give written notice of its determination to all record Holders of Registrable Common not theretofore registered under the Securities Act and sold (a "PARTICIPATION NOTICE") at least twenty (20) days before the anticipated filing date of any such Registration Statement, and such notice shall offer to all Holders the opportunity to have any or all of the Registrable Common held by such Holders included in such Registration Statement (subject to an underwriter's cutback contemplated by Section 2.2.3). Upon the written request of a record Holder of any Registrable Common given within twenty (20) days after receipt of a Participation Notice, the Company (or the Public Company) will, except as herein provided, cause all such Registrable Common, the record Holders of which have so requested registration thereof, to be included in such Registration Statement on the same terms and conditions as the securities being registered by the Company, provided that the shares of Series B Preferred Stock (or Public Company Preferred Stock) submitted for registration shall be converted into Common Stock (or Public Company Common Stock) in such Registration Statement or such Holder shall deliver a written commitment to the Company (or the Public Company) to convert such Series B Preferred Stock (or Public Company Preferred Stock) into shares of Common Stock (or Public Company Common Stock) immediately prior to the effective time of such Registration Statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Common to be so registered. Any Holder's request for such inclusion may be withdrawn, in whole or in part, at any time prior to the effective date of such Registration Statement, so long as such withdrawal does not delay, hinder, or otherwise adversely affect the proposed offering. If any registration pursuant to this
         Section 2.2 shall be underwritten in whole or in part, the Company (or the Public Company) may require that the Registrable Common requested for inclusion pursuant to this Section 2.2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

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                  2.2.2. Nothing contained in this Agreement shall prevent the
         Company (or the Public Company) from, at any time, abandoning or delaying any such registration initiated by it. If the Company (or the Public Company) determines not to proceed with a registration after the registration statement has been filed with the Commission and the Company's (or the Public Company's) decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company (or the Public Company), the Company (or the Public Company) shall promptly complete the registration for the benefit of those selling security Holders who wish to proceed with a public offering of their securities and who bear all expenses incurred by the Company (or the Public Company) thereafter as the result of such registration arising after the Company (or the Public Company) has decided not to proceed.

                  2.2.3. If in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Registrable Common originally covered by a request for registration pursuant to this Section 2.2 would interfere with the successful marketing of the shares of stock offered by the Company (or the Public Company), the shares of stock otherwise to be included in the underwritten public offering shall be reduced pro rata among the Holders requesting such registration and may, in the managing underwriter's sole discretion, be reduced to no shares of Registrable Common included in the underwriting; provided, however, in such event only the Holders and the Company (or the Public Company) may sell shares of Registrable Common in such registration without the consent of the Holders of at least sixty percent (60%) of the then outstanding Registrable Common.

         2.3. UNDERWRITING ARRANGEMENTS APPLICABLE TO REQUIRED AND INCIDENTAL REGISTRATIONS. The right of any Holder to include Registrable Common in any underwritten registration pursuant to this Agreement shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Common in the underwriting. All Holders proposing to distribute their securities through such underwriting shall (together with the Company (or the Public Company)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected.

SECTION 3. REGISTRATION PROCEDURES. When the Company (or the Public Company) is required by the terms of this Agreement to effect the registration of Registrable Common under the Securities Act, the Company (or the Public Company) will do the following:

         3.1. FILING. Prepare and file with the Commission a Registration Statement with respect to such securities, and use its best efforts to cause such Registration Statement to become effective;

         3.2. PERIOD OF EFFECTIVENESS. Use its best efforts, which shall include the filing and preparation with the Commission of amendments and supplements to the Registration Statement and the prospectus contained therein, to cause such Registration Statement to remain continuously effective from the date it becomes effective for a period ending on the earlier of (i) when all Registrable Common covered by the Registration Statement have been sold or (ii) when all Registrable Common covered by the Registration Statement may be sold without registration under the Securities Act pursuant to the exemptions provided by Rule 144 under the Securities Act during any ninety (90) day period without restriction on volume, or (b) (i) two (2) years following the date on which the Registration Statement becomes effective under the Securities Act for any Registration Statement pursuant to which any of the Registrable Common are being offered exclusively or (ii) ninety (90) days for any Registration Statement pursuant to which shares of Common Stock (or Public Company Common Stock) are being offered for the account of the Company (or the Public Company) along with any of the Registrable Common;

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         3.3. COPIES. Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such Holders or underwriters may reasonably request in order to facilitate the public offering of such securities;

         3.4. BLUE SKY. Use its best efforts to register or qualify the securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as such participating Holders may reasonably request in writing, except that the Company (or the Public Company) shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

         3.5. NOTIFICATION. Notify the Holders participating in such registration, promptly after it shall receive notice thereof, of any letter of comments regarding the Registration Statement received from the Commission, the time when such Registration Statement has become effective or an amendment or supplement to any prospectus forming a part of such Registration Statement has been filed, or the notice required by Section 9;

         3.6. AMENDMENT NOTICE. Notify such Holders promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

         3.7. AMENDMENT. Prepare and file with the Commission, promptly upon the request of any such Holders, any amendments, supplements, or post-effective amendments to such Registration Statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company (or the Public Company)), is required under the Securities Act or the rules and regulations thereunder is necessary to keep such Registration effective for the time periods set forth in Section 3.2;

         3.8. UPDATE. Prepare and promptly file with the Commission and promptly notify such Holders of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         3.9. STOP ORDERS. Advise such Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

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         3.10. COMPLIANCE ISSUES. Not file any amendment or supplement to such
Registration Statement or prospectus to which a majority in interest of such Holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations promulgated thereunder, after having been furnished with a copy thereof at least three (3) business days prior to the filing thereof (provided, however, that any reports filed pursuant to the Exchange Act need not be reviewed nor approved by such Holders), unless, in the opinion of counsel for the Company (or the Public Company), the filing of such amendment or supplement is reasonably necessary to protect the Company (or the Public Company) from any liabilities under any applicable federal or state law and such filing will not violate applicable law.

SECTION 4. EXPENSES. With respect to the registration required pursuant to
Section 2.1 hereof (except as otherwise provided in such Section) and with respect to each inclusion of Registrable Common in a Registration Statement pursuant to Section 2.2 hereof (except as otherwise provided in such Section), the Company (or the Public Company) shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company (or the Public Company), fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company (or the Public Company) and or selling security Holders are required to bear such fees and disbursements), all internal Company (or the Public Company) expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, the reasonable fees and disbursements of one special counsel for the selling security Holders and the premiums and other costs of policies of insurance obtained by the Company (or the Public Company) against liability (if any) arising out of such public offering. All other fees and disbursements of any accountants or advisors for the selling security Holders, underwriting discounts and commissions and transfer taxes relating to the shares included in the offering by the selling security Holders, and any other expenses incurred by the selling security Holders not expressly included above, shall be borne by the selling security Holders.

SECTION 5. INDEMNIFICATION. In the event that any Registrable Common is included in a Registration Statement under Section 2.1 or 2.2 hereof:

         5.1. INDEMNIFICATION BY COMPANY. To the fullest extent permitted by law, the Company (or the Public Company) will indemnify and hold harmless each Holder of Registrable Common which is included in a Registration Statement pursuant to the provisions hereof, its directors, officers, employees, partners, principals, equity holders, managed or advised accountants, advisors, representatives, agents, and any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such Holder and each such underwriter and controlling Person with respect to, any and all loss, claim, damage, liability and expense (collectively, "LOSSES") to which such Holder or any such underwriter or


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controlling Person may become subject under the Securities Act, state securities laws or otherwise, and the Company (or the Public Company) will pay to each such Holder, underwriter or controlling person any legal or other costs or expenses reasonably incurred by such person in connection with investigating or defending any such Loss, insofar as such Losses are caused by or arise out of any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that neither the Company nor the Public Company will be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling Person in writing specifically for use in the preparation thereof; provided however, that the indemnity agreement in this Section 5.1 shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company (or the Public Company), which consent shall not be unreasonably withheld, and that the foregoing indemnity obligation with respect to any preliminary prospectus shall not inure to the benefit of any Holder on account of any Loss whatsoever arising from the sale of any Registrable Common by such Holder to any person if (A) a copy of the final prospectus (as amended or supplemented if such amendments or supplements shall have been furnished to such Holder prior to the confirmation of the sale involved) shall not have been sent or given by or on behalf of such Holder to such person, if required by law, with or prior to the written confirmation of the sale involved, and (B) the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus from which such Loss arose was corrected in the final prospectus (as amended or supplemented if such amendments or supplements thereto shall have been furnished as aforesaid).

         5.2. INDEMNIFICATION BY HOLDERS. To the fullest extent permitted by law, each Holder of Registrable Common which is included in a Registration Statement pursuant to the provisions hereof will indemnify and hold harmless the Company, the Public Company, their respective its directors, officers, employees, partners, principals, equity holders, managed or advised accountants, advisors, representatives, agents, each Person, if any, who controls the Company and the Public Company within the meaning of the Securities Act, any other Holder selling securities pursuant to such Registration Statement, any controlling Person of any such selling Holder, any underwriter and any controlling Person of any such underwriter (including any broker or dealer through whom such of the shares may be sold) (each, an "INDEMNITEE") from and against, and will reimburse any Indemnitee with respect to, any and all Losses to which such Indemnitee may become subject under the Securities Act, state securities laws or otherwise, and such Holder will pay to any Indemnitee any legal or other costs or expenses reasonably incurred by such person in connection with investigating or defending any such Loss, insofar as such Losses are caused by or arise out of any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by such Holder specifically for use in the preparation thereof; provided, however, that the indemnity agreement in this Section 5.2 shall not apply to amounts paid in settlement of


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any such Loss if such settlement is effected without the consent of the indemnifying Holder, which consent shall not be unreasonably withheld; provided, however, that such indemnifying Holder shall not, without approval of each party being indemnified pursuant to this Section 5.2, which approval shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability with respect to such claim or litigation; and provided further, that the foregoing indemnity obligation with respect to any preliminary prospectus shall not inure to the benefit of either the Company or the Public Company on account of any Loss whatsoever arising from the sale of any Registrable Common by the Holder to any person if (A) a copy of the final prospectus (as amended or supplemented if such amendments or supplements shall have been furnished to such Holder prior to the confirmation of the sale involved) shall not have been sent or given by or on behalf of such Holder to such person, if required by law, with or prior to the written confirmation of the sale involved, and (B) the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus from which such Loss arose was corrected in the final prospectus (as amended or supplemented if such amendments or supplements thereto shall have been furnished as aforesaid); provided, further that the obligations of each Holder under this Section 5.2 shall be limited to an amount equal to the proceeds actually received by such Holder of Registrable Common sold as contemplated herein, unless such claim, loss, damage, liability or action resulted from such Holder's fraudulent misconduct.

         5.3. CONTRIBUTION. In any case in which either (i) any Holder of Registrable Common which is included in a Registration Statement pursuant to the provisions hereof, or its directors, officers, employees, partners, principals, equity holders, managed or advised accountants, advisors, representatives, agents, and any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is required by this Section 5, then, in each such case, the Company and such Holder will contribute to the aggregate Losses to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the proceeds actually received by such Holder of Registrable Common sold as contemplated herein bears to the proceeds actually received from the sale of all securities pursuant to the Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the proceeds actually received by such Holder of Registrable Common sold as contemplated herein, and (B) no Person guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent representation.

         5.4. INDEMNIFICATION PROCEDURES. Promptly after receipt by a party entitled to indemnification pursuant to this Section 5 (each, an "INDEMNIFIED PARTY") of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such Indemnified Party will, if a claim is to be made against the party obligated to provide indemnification pursuant to this section (each, an "INDEMNIFYING PARTY"), promptly notify the Indemnifying Party of the commencement thereof; but the omission to provide such notice will not relieve the Indemnifying Party from any liability hereunder, except to the extent that the delay in giving, or failing to give, such notice has a material adverse effect upon the ability of the indemnifying party to defend against the claim. In case such action is brought against an Indemnified Party, the Indemnifying Party shall have the right to participate in and, at the Indemnifying Party's option, to assume the defense thereof, singly or jointly with any other Indemnifying Party similarly notified, with counsel reasonably satisfactory to the Indemnified Party; provided, however, that if the defendants in any action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded based on advice of counsel that there may be legal defenses available to any Indemnified Parties that are different from or additional to those available to the Indemnifying Party, or if there is a conflict of interest which would prevent counsel for the Indemnifying Party from also representing the Indemnified Party, the Indemnified Party shall have the right to select counsel to participate in the defense of such action on behalf of such Indemnified Party at the expense of the Indemnifying Party; provided that the Indemnifying Party shall be responsible for the expense of only one such special counsel selected jointly by the Indemnified Parties, if there is more than one Indemnified Party. After notice from an Indemnifying Party to any Indemnified Party of such Indemnifying Party's election to assume the defense of the action, the Indemnifying Party will not be liable to such Indemnified Party pursuant to this Section 5 for any legal or other expense subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the Indemnified Party shall have employed counsel in accordance with the proviso of the preceding sentence, or (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after the notice of the commencement of the action, or (iii) the Indemnifying Party has authorized the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party.

SECTION 6. TERMINATION OF REGISTRATION OBLIGATIONS. This Agreement, and the registration rights set forth herein, shall terminate upon that time at which each Holder is able to sell all of such Holder's Registrable Common under Rule 144 promulgated under the Securities Act during any ninety (90) day period.

SECTION 7. COOPERATION. Any Holder whose Registrable Common is to be included in a Registration Statement either filed pursuant to Section 2.1 or as part of a Company (or Public Company) registration agrees to cooperate with all reasonable requests by the Company (or the Public Company) necessary to effectuate the purposes of this Agreement, including by timely providing the Company (or the Public Company) with all information necessary to file a Registration Statement.

SECTION 8. SELLER INFORMATION. The Company (or the Public Company) may require each selling Holder of Registrable Common as to which any registration is being effected to furnish to the Company (or the Public Company) such information regarding such Holder, such Holder's Registrable Common and such Holder's intended method of disposition as the Company (or the Public Company) may from time to time reasonably request; provided that such information shall be used only in connection with such registration. If the Registration Statement refers to any Holder by name or otherwise as the Holder of any securities of the Company (or the Public Company), then such Holder shall promptly (i) notify the Company (or the Public Company) and its counsel of the existence of any fact of which such Holder becomes aware and the happening of any event which relates to Holder or the distribution of the securities owned by such Holder which results in the Registration Statement containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading, or the prospectus included in such Registration Statement containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which they were made, not misleading, and (ii) provide to the Company (or the Public Company) such information which relates to Holder or the distribution of the securities owned by such Holder as shall be necessary to enable the Company (or the Public Company) to prepare a supplement or post-effective amendment to such Registration Statement or related prospectus or any document incorporated therein by reference or file any other documents required so that such Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

SECTION 9. NOTICE TO DISCONTINUE. Each Holder acknowledges that the ability of such Holder to resell the Registrable Common is subject to the Commission's review of the Registration Statement and the Company's (and the Public Company's) legal obligation to update the prospectus made part of the Registration Statement from time to time as circumstances warrant. If the Commission does not declare the Registration Statement effective, the Holders will not be able to publicly resell the Registrable Common except pursuant to Rule 144 under the Securities Act, which among other things, requires that the Registrable Common be held for at least 12 months prior to any public resale. If the Commission does not declare the Registration Statement effective, investors will not be able to publicly resell the Registrable Common pursuant to the Registration Statement during any periods that the prospectus made part of the Registration Statement is materially out of date or otherwise requires amendment. Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company (or the Public Company) of the happening of any event which causes the prospectus relating to the Registrable Common to include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, such Holder shall forthwith discontinue disposition of Registrable Common pursuant to the Registration Statement covering such Registrable Common until such Holder's receipt of the copies of the supplemented or amended prospectus required by Section 3.8 and, if so directed by the Company, such Holder shall deliver to the Company (or the Public Company) (at the Company's (or the Public Company's) expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Common which is current at the time of receipt of such notice. If the Company (or the Public Company) shall give any such notice, the Company (or the Public Company) shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in excess of ten (10) business days during the period from and including the date of the giving of such notice to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus.

SECTION 10. "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees as follows:

                  10.1.1. Following the effective date of the Reorganization, such Holder shall not, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of, other than for estate planning purposes, any shares of the Registrable Common held by the Holder for a period of ninety (90) days following the effective date of the Reorganization, except for bona fide gifts to persons who agree in writing to be bound by the terms of this Agreement.

                  10.1.2. Following the effective date of the Reorganization, such Holder shall not, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of, other than for estate planning purposes, more than fifty percent (50%) of the Registrable Common held by the Holder for a period of one hundred eighty (180) days following the effective date of the Reorganization, except for bona fide gifts to persons who agree in writing to be bound by the terms of this Agreement.

                  10.1.3. Following the effective date of the Reorganization, if the Company (or the Public Company) files a registration statement under the Securities Act in connection with the Company's (or the Public Company's) proposed offer and sale for cash of its securities, and in the good faith judgment of the managing underwriter of such public offering, the sale of the Registrable Common pursuant to the Registration Statement filed pursuant to Section 2.1 hereof would interfere with the successful marketing of the securities offered by the Company (or the Public Company) in such public offering, then such Holder shall not, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of, other than for estate planning purposes, any of the Registrable Common held by the Holder, except for (a) bona fide gifts to persons who agree in writing to be bound by the terms of this Agreement and (b) sales of Registrable Common pursuant to Section 2.2 hereof; provided however, that (i) the executive officers and directors of the Company and the Public Company, as well as each holder of at least one percent (1%) of the Company's Common Stock or the Public Company's Common Stock (both on an as-if-converted basis), shall have agreed to be bound by substantially the same terms and conditions, (ii) the time period requested for such market stand-off shall not exceed one-hundred eighty (180) days after the closing of such public offering, and (iii) the restriction shall not apply to a registration relating solely to employee, consultant or advisor benefit plans on Form S-1, Form SB-2 or Form S-8 (or similar forms promulgated after the date hereof) or a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act on Form S-4 (or similar forms promulgated after the date hereof).

                  10.1.4. The Company and the Public Company may impose stop-transfer instructions during such stand-off period with respect to the securities of each Holder subject to this restriction if necessary to enforce such restrictions.

SECTION 11. LIMITATIONS ON ADDITIONAL REGISTRATION RIGHTS. From and after the date of this Agreement, neither the Company nor the Public Company shall enter into any agreement granting any holder or prospective holder of any securities of the Company (or the Public Company) registration rights with respect to such securities unless the prior approval of the Holders of sixty percent (60%) of the then outstanding Registrable Common has been obtained and such new holder is made a party to this Agreement.

SECTION 12. MISCELLANEOUS.

         12.1. WAIVERS, AMENDMENTS AND APPROVALS. In each case in which the approval of the Holders is required by the terms of this Agreement, such requirement shall be satisfied by a vote or the written action of Holders of at least sixty percent (60%) of the Registrable Common, unless a lower percentage is specifically required by the terms of this Agreement. Any term or provision of this Agreement requiring performance by or binding upon the Company (or the Public Company or Holders may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing signed by the Company (or the Public Company) as approved by the Board (or the Public Company Board) and the Holders of at least sixty percent (60%) of the then outstanding Registrable Common. Any amendment or waiver effected in accordance with this Section shall be binding upon the Holders (including permitted assigns pursuant to Section 10 hereof). The waiver by a party of any breach hereof or default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or succeeding breach or default. Written notice of any such waiver, consent or agreement of amendment, modification or supplement shall be given to the record Holders of Registrable Common who did not give written consent thereto. Notwithstanding the foregoing, any party to this Agreement may waive any of its rights hereunder without the consent of any other party.

         12.2. WRITTEN CHANGES, WAIVERS, ETC. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in Section 10.1.

         12.3. NOTICES. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be personally delivered or, mailed first-class postage prepaid, registered or certified mail or dispatched by recognized delivery service or via facsimile, as follows:

                  12.3.1. to a Holder, addressed to such Holder at the address(es) set forth on SCHEDULE 1;

                  with a copy (which shall not constitute notice to a Holder) to:

                                      Kramer Levin Naftalis & Frankel LLP
                                      919 Third Avenue
                                      New York, NY 10022-3852
                                      Attn:  Thomas T. Janover, Esq.
                                      Tel: (212) 715-9186
                                      Fax: (212) 715-8000

                  12.3.2. to the Company (or the Public Company), to:

                                      Excalibur Holdings, Inc.
                                      16825 Northchase Drive, Suite 630
                                      Houston, TX 77060
                                      Attn:  Matthew C. Flemming
                                      Tel: (218) 877-9700
                                      Fax: (281) 877-9701

                           with a copy (which shall not constitute notice to the Company or the Public Company) to:

                                      Oppenheimer Wolff & Donnelly LLP
                                      840 Newport Center Drive, Suite 700
                                      Newport Beach, CA 92660
                                      Attn:  Marc A. Indeglia, Esq.
                                      Tel:  949-823-6000
                                      Fax:  949-823-6100

and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail delivery service or facsimile, when received. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

         12.4. SURVIVAL OF REPRESENTATIONS, WARRANTIES, AGREEMENTS, ETC. All representations, warranties, covenants and agreements contained herein or in any certificate, document or instrument delivered pursuant to this Agreement (other than any legal opinion) shall survive the execution and delivery of this Agreement or such certificate, document or instrument, as the case may be. All statements contained in any certificate, document or instrument prepared by or on behalf of the Company and delivered by the Company (other than legal opinions) shall constitute representations and warranties by the Company hereunder.

         12.5. DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence thereto, or of a similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach or default under the Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

         12.6. OTHER REMEDIES. Any and all remedies herein expressly conferred upon a party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

         12.7. ATTORNEYS' FEES. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal). The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A party not entitled to recover its costs shall not be entitled to recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorneys' fees.

         12.8. ENTIRE AGREEMENT. This Agreement, the schedules hereto, the documents referenced herein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto, including without limitation the Term Sheet. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

         12.9. SEVERABILITY. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

         12.10. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon and be enforceable by the successors and assigns of the parties hereto, including the holder or holders from time to time of any of the Registrable Common; provided, however, that no holder of any of the Registrable Common shall be entitled to assign or transfer any rights hereunder to any party or entity (including existing and future customers of the Company or the Public Company) engaged in the same industry that the Company or the Public Company is so engaged in as of the date hereof. Whether a party or entity is engaged in the same industry as the Company or the Public Company will be reasonably determined by the Board or the Public Company Board. Notwithstanding the foregoing, a successor or assign of a Holder shall not be regarded as an "HOLDER" for purposes of this Agreement, unless such transferee is an Affiliate of the transferor or it acquires or is otherwise the holder of at least 25,000 shares of Series B Preferred Stock or the Common Stock, Public Company Series B Preferred Stock, or Public Company Common Stock equivalent (subject to appropriate adjustment for any stock dividends, stock splits, subdivisions, reorganizations and other capitalization changes effected after the Closing Date).

         12.11. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Texas without regard to its principles of conflicts of laws.

         12.12. COUNTERPARTS. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.13. AGGREGATION OF STOCK. All shares of Common Stock, Series B Preferred Stock, Public Company Series B Preferred Stock and/or Registrable Common held or acquired by entities or persons controlled by, or under common control with, an Investor shall be aggregated together for purposes of determining the availability of rights under this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first written above.

COMPANY:                                    EXCALIBUR HOLDINGS, INC.


                                            ------------------------------------
                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------

INVESTORS:



                                            SENECA CAPITAL, L.P.

                                            ------------------------------------
                                            By:
                                            Its:


                                            SENECA CAPITAL INTERNATIONAL, LTD.

                                            ------------------------------------
                                            By:
                                            Its:

                                            PERFORMANCE PETROLEUM, INC.


                                            ------------------------------------
                                            By:
                                            Its:


                                            IRA FBO FRANK X. MARSHIK GRUNTAL &
                                            CO. LLC CUSTODIAN

                                            -------------------------------
                                            Frank X. Marshik



                                            -------------------------------
                                            DANIEL FORREST

                (SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT)

                                   SCHEDULE 1
                                 LIST OF HOLDERS
                                 ---------------



Seneca Capital, L.P.
c/o Seneca Capital Investment Partnership
527 Madison Avenue, 11th Floor
New York, NY 10022
Attn: Mr. Davis Parr
Telephone: (212) 371-1300
Facsimile: (212) 758-6060

Seneca Capital International, Ltd.
c/o Seneca Capital Investment Partnership
830 Third Avenue, 14th Floor
New York, NY 10022
Attn: Mr. Davis Parr
Telephone: (212) 371-1300
Facsimile: (212) 758-6060

Performance Petroleum, Inc.
11415 South Sandusky Street
Tulsa, OK 74137
 Telephone: (918) 296-3501
Facsimile: (918) 748-0312

IRA FBO Frank X. Marshik
Gruntal & Co. LLC Custodian
5110 San Felipe #127 West
Houston, TX 77056
 Telephone: (713) 850-1209
Facsimile: (___) ___-____

Daniel Forrest
#1907, 11808 - 100 Avenue
Edmonton, Alberta, Canada
T5K 0K4
Telephone: (780) 488-0800
Cellular:  (780) 909-9959

                                   Sch. 1 - 1